                                  Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                        Austerlitz Acquisition Sponsor,
                                            LP II

Address of Joint Filer:                     c/o
                                            Austerlitz Acquisition
                                            Corporation II
                                            1701 Village Center Circle
                                            Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:      10% Owner, Director

Issuer Name and Ticker or Trading Symbol:   Austerlitz Acquisition
                                            Corporation II [ASZ]

Date of Event Requiring Statement
(Month/Day/Year):                           02/25/2021

Designated Filer:                           Austerlitz Acquisition Sponsor,
                                            LP II

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for Austerlitz Acquisition
    -----------------------  Sponsor, LP II

Dated: February 25, 2021

                                  Exhibit 99.1

                                  (continued)

Name of Joint Filer:                        Trasimene Capital AU, LP II

Address of Joint Filer:                     c/o
                                            Austerlitz Acquisition
                                            Corporation II
                                            1701 Village Center Circle
                                            Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:      10% Owner, Director

Issuer Name and Ticker or Trading Symbol:   Austerlitz Acquisition
                                            Corporation II [ASZ]

Date of Event Requiring Statement
(Month/Day/Year):                           02/25/2021

Designated Filer:                           Austerlitz Acquisition Sponsor,
                                            LP II

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for Trasimene Capital AU, LP II
    -----------------------

Dated: February 25, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                        Trasimene Capital AU, Corp. II

Address of Joint Filer:                     c/o
                                            Austerlitz Acquisition
                                            Corporation II
                                            1701 Village Center Circle
                                            Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:      10% Owner, Director

Issuer Name and Ticker or Trading Symbol:   Austerlitz Acquisition
                                            Corporation II [ASZ]

Date of Event Requiring Statement
(Month/Day/Year):                           02/25/2021

Designated Filer:                           Austerlitz Acquisition Sponsor,
                                            LP II

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for Trasimene Capital AU, Corp. II
    -----------------------

Dated: February 25, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                        William P. Foley, II

Address of Joint Filer:                     c/o
                                            Austerlitz Acquisition
                                            Corporation II
                                            1701 Village Center Circle
                                            Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:      Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:   Austerlitz Acquisition
                                            Corporation II [ASZ]

Date of Event Requiring Statement
(Month/Day/Year):                           02/25/2021

Designated Filer:                           Austerlitz Acquisition Sponsor,
                                            LP II

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for William P. Foley, II
    -----------------------

Dated: February 25, 2021